UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2008

NOBLE CORPORATION
 (Exact name of registrant as specified in its charter)

Cayman Islands	001-31306	98-0366361
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13135 South Dairy Ashford, Suite 800 Sugar Land, Texas	77478
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 276-6100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition.

This report is furnished in accordance with General Instruction B.2 of Form 8-K.

On July 23, 2008, the Registrant issued a press release announcing its financial results for the quarter ended June 30, 2008. A copy of such press release is included as Exhibit 99.1 and will be published in the “Newsroom” area on the Registrant’s Web site at http://www.noblecorp.com. Pursuant to the rules and regulations of the Securities and Exchange Commission, the press release is being furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

ITEM 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit 99.1	Noble Corporation Press Release dated July 23, 2008, announcing the financial results for the quarter ended June 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION

Date: July 23, 2008	By:	/s/ THOMAS L. MITCHELL

Thomas L. Mitchell,
Senior Vice President and Chief Financial Officer,
Treasurer and Controller

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Noble Corporation Press Release dated July 23, 2008, announcing the financial results for the quarter ended June 30, 2008.